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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 20, 2006

                               TRANSGENOMIC, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                       000-30975                 911789357
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(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                          Identification Number)

          12325 Emmet Street, Omaha, Nebraska                     68164
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        (Address of principal executive offices)                (Zip Code)

                                 (402) 452-5400
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 20, 2006, Michael A. Summers, our Chief Financial Officer (Principal Financial Officer), submitted his resignation from that position effective immediately in order to pursue another professional opportunity. No interim replacement has been named for Mr. Summers. We have commenced a search to replace Mr. Summers who has committed to assist us on an interim basis.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TRANSGENOMIC, INC.
Dated: September 22, 2006

                                                    By:  /s/ Craig J. Tuttle
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                                                         Craig J. Tuttle
                                                         Principal and
                                                         Chief Executive Officer